Morgan Stanley
Pathway Funds
Small-Mid Cap Equity Fund | Ticker: TSGUX
January 1, 2019
Summary Prospectus
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2019, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.morganstanley.com/cgcm. You can also get this information at no cost by calling 1-800-869-3326 or by sending an e-mail request to client.field.services@morganstanley.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.morganstanley.com/wealth-investmentsolutions/cgcm), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a financial advisor) or, if you are a direct investor, by calling 1-800-869-3326.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-869-3326 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

Investment objective
Capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® Pathway, Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees*	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.92%
Waiver*	(0.31)%
Net Annual Fund Operating Expenses*	0.61%
* Effective January 1, 2019, CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and reimbursement agreement shall remain in effect until January 1, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustees.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.0% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$264	$875	$1,511	$3,220
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of small-mid capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small-mid cap companies as companies with market caps not exceeding the highest month-end market cap value of any stock in the Russell 2500® or Russell Mid Cap Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
•	Market Risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
•	Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
•	Exchange-Traded Funds (“ETFs”) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.
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•	Investment Style Risk, which means small cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments.
•	Small-Mid Cap Risk, which refers to the fact that historically, small-mid cap companies tend to be more vulnerable to adverse business and economic events, have been more sensitive to changes in earnings results and forecasts and investor expectations, and experience sharper swings in market values than larger, more established companies. At times, small-mid cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.
•	Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•	Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•	Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•	Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.
•	Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•	Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2017

Small-Mid Cap Equity Fund
Fund’s best and worst calendar quarters
Best: 22.52% in 2nd quarter 2009
Worst: (29.41)% in 4th quarter 2008
Year-to-date: 9.63% (through 3rd quarter 2018)
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Average Annual Total Returns
(for the periods ended December 31, 2017)
INCEPTION DATE: 11/18/1991	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)
Return Before Taxes	19.66%	13.42%	7.29%
Return After Taxes on Distributions	18.46%	10.10%	5.70%
Return After Taxes on Distributions and Sale of Fund Shares	11.66%	9.94%	5.52%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	16.81%	14.33%	9.22%
Lipper Small-Cap Core Funds Average	12.62%	13.07%	8.28%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Russell 2500® Index. The Russell 2500® Index includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Small-Cap Core Funds Average, which is a secondary benchmark and includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley, serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
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Sub-advisers and portfolio managers
BlackRock Financial Management, Inc. (“BlackRock”)
Frontier Capital Management Co., LLC (“Frontier”)
Hahn Capital Management, LLC (“Hahn”)
Neuberger Berman Investment Advisers LLC (“Neuberger”)
Rutabaga Capital Management LLC (“Rutabaga”)
Westfield Capital Management Company, L.P. (“Westfield”)
PORTFOLIO MANAGER	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE
Rachel Aguirre, Director and Senior Portfolio Manager	BlackRock	2016
Alan Mason, Managing Director	BlackRock	2016
Greg Savage, CFA®, Managing Director	BlackRock	2016
Stephen M. Knightly, CFA®, President and Portfolio Manager	Frontier	2016
Christopher J. Scarpa, Vice President and Portfolio Manager	Frontier	2016
John D. Schaeffer, President and Chief Investment Officer	Hahn	2016
Michael Whitfield, CFA®, Director of Research and Co-Portfolio Manager	Hahn	2018
Benjamin H. Nahum, Managing Director	Neuberger	2016
Brent Miley, Principal	Rutabaga	2000
N. Carter Newbold, Principal	Rutabaga	2000
Dennis Scannell, Principal	Rutabaga	2000
Peter Schliemann, Principal	Rutabaga	2000
Richard D. Lee, CFA®, Managing Partner and Deputy Chief Investment Officer	Westfield	2004
Ethan J. Meyers, CFA®, Managing Partner and Director of Research	Westfield	2004
John M. Montgomery, Managing Partner, Chief Operating Officer and Portfolio Strategist	Westfield	2006
William A. Muggia, President, Chief Executive Officer and Chief Investment Officer	Westfield	2004
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
•	The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•	There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•	Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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